Subsequent events	12 Months Ended
Dec. 31, 2021
28. Subsequent Events

28. Subsequent events

i.      The Company performed a review of events subsequent to the balance sheet date through the date the financial statements were issued. The Company filed Form F-3 for offer, issue and sell up to US$300,000,000 of our ordinary shares and currently pending for approval up to the date of this annual report.

ii.    COVID-19 pandemic has brought about an unprecedented challenge for many entities with increased uncertainty in the global economy. As the situation is still evolving the full effect of the outbreak is still uncertainty and the Company is therefore unable to provide a quantitative estimate of the potential impact of this outbreak on the Company.

The Company continues to monitor and evaluate any possible impact on the Company’s business and will consider implementation of various measures to mitigate the effects arising from the COVID-19 situation.